Financial Statements and Report of
                    Independent Certified Public Accountants

                          MOGEL MANAGEMENT GROUP, INC.
                        (A Development Stage Enterprise)

                               December 31, 2003

                               Table of Contents


Report of Independent Certified Public Accountants .........................  3

Financial Statements

         Balance Sheet .....................................................  4

         Statement of Operations ...........................................  5

         Statement of Stockholders' Equity .................................  6

         Statement of Cash Flows ...........................................  7

         Notes to Financial Statements .....................................  8

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               --------------------------------------------------

To:    The Board of Directors of
       Mogel Management Group, Inc.

We have audited the accompanying balance sheet of Mogel Management Group, Inc. (the "Company") (a Development Stage Enterprise) as of December 31, 2003 and the related statements of operations, stockholders' equity and cash flows for the period from inception (October 2, 2003) through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mogel Management Group, Inc. as of December 31, 2003 and the results of its operations and cash flows for the period from inception (October 2, 2003) through December 31, 2003, in conformity with generally accepted accounting principles.

RAMIREZ INTERNATIONAL
Financial & Accounting Services, Inc.

March  15,  2004
Irvine, CA

                       Financial Statements and Report of
                    Independent Certified Public Accountants
                          MOGEL MANAGEMENT GROUP, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET


                                                             December 31,
                                                                 2003
                                          ASSETS             ------------
Current assets
   Cash and cash equivalents                                 $      8,534
                                                             ------------
      Total current assets                                          8,534


Due from affilate                                                   7,632

Deposit                                                             7,794
                                                             ------------
Total assets                                                 $     23,960
                                                             ============
                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
   Accounts payable                                          $     10,000
                                                             ------------
Total current liabilities                                          10,000

Commitments and contingencies

Stockholders' equity:
   Preferred stock, $0.0001 par value; 50,000,000
     shares authorized; no shares issued
   Common stock, $0.0001 par value; 200,000,000 shares
     authorized; 48,000,000 shares issued and outstanding           4,800
Additional paid in capital                                         49,547
Deficit accumulated during the development stage                  (40,387)
                                                             ------------
   Total stockholders' equity                                      13,960

                                                             ------------
Total liabilities and stockholders' equity                   $     23,960
                                                             ============




The accompanying notes are an integral part of these financial statements.

                          MOGEL MANAGEMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS

                                                      PERIOD FROM INCEPTION
                                                        (OCTOBER 2, 2003)
                                                              THROUGH
                                                          DECEMBER 31, 2003
                                                      -----------------------
Revenue                                                $                    -

General and administrative expenses                                    40,387
                                                      -----------------------
Loss from operations before income taxes                             (40,387)

Provision for income taxes                                                  -
                                                      -----------------------
Net loss                                               $             (40,387)
                                                      =======================
Basic and diluted net loss per share                   $               (0.00)

Weighted average shares outstanding                                48,000,000


The accompanying notes are an integral part of these financial statements.

                          MOGEL MANAGEMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        STATEMENT OF SHAREHOLDERS' EQUITY

                                                                                            DEFICIT
                                                  COMMON STOCK          ADDITIONAL     ACCUMULATED DURING
                                            -----------------------       PAID-IN       THE DEVELOPMENT
                                              SHARES       AMOUNT         CAPITAL            STAGE               TOTAL
                                            ---------- ------------     -----------    ------------------      ------------
Initial capitalization on
    October 2, 2003                         48,000,000    $  4,800        $ 49,547       $            -         $   54,347

Net loss                                                                                         (40,387)          (40,387)
                                            ---------- ------------     -----------    ------------------      ------------
Balance, December 31, 2003                  48,000,000    $  4,800        $ 49,547       $       (40,387)       $   13,960
                                            ========== ============     ===========    ==================      ============


The accompanying notes are an integral part of these financial statements.

                          MOGEL MANAGEMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS

                                                          PERIOD FROM INCEPTION
                                                            (OCTOBER 3, 2003)
                                                           THROUGH DECEMBER 31,
                                                                    2003
                                                          --------------------
Cash flows from operating activities:
Net loss                                                    $         (40,387)
Adjustments to reconcile net loss to cash used in
  operating activities:
Increase in accounts payable                                           10,000
                                                          --------------------
Net cash used by operating activities                                 (30,387)
                                                          --------------------
Cash flows from investing activities:
Deposit on facility lease                                              (7,794)
Cash flows from financing activities:
Cash proceeds from issuance of stock                                   54,347
Advance to affiliate                                                   (7,632)
                                                          --------------------
Net cash provided by financing activities                              46,715
                                                          --------------------

Net increase in cash                                                    8,534
           Cash and cash equivalents, beginning of period                --
                                                          --------------------
Cash and cash equivalents, end of period                    $           8,534
                                                          ====================

                          MOGEL MANAGEMENT GROUP, INC.
                       (A Developement Stage Enterprise)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2003


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

Organization - Mogel Management Group, Inc. ("the Company") was organized under the laws of the State of Nevada on October 2, 2003. The Company has not engaged in any business activities that have produced any revenues and, therefore, is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7.

Principles of Accounting - The accompanying financial statements have been prepared in conformity with generally accepted accounting principles.

Cash and Cash Equivalents - The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America required management to make estimates and assumptions that effect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated by management.

Recently Enacted Accounting Standards - Statement of Financial Accounting Standards ("SFAS") No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", SFAS No. 147, "Acquisitions of Certain Financial Institutions - an Amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9", SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure - an Amendment of FASB Statement No. 123", SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", and SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", were recently issued. SFAS No. 146, 147, 148, 149 and 150 have no current applicability to the Company or their effect on the financial statements would not have been significant.

Stock-Based Compensation -Statement of Financial Accounting Standards No. 123, Accounting for Stock Based Compensation, encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company has chosen to account for stock-based compensation using the intrinsic value method prescribed in previously issued standards. Accordingly, compensation cost for stock options issued to employees is measured as the excess, if any, of the fair market value of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock. Compensation is charged to expense over the shorter of the service or vesting period. Stock options issued to non-employees are recorded at the fair value of the services received or the fair value of the options issued, whichever is more reliably measurable, and charged to expense over the service period.

Income Taxes -The Company has not made a provision for income taxes because of its financial statement and tax losses since its inception on October 2, 2003. A valuation allowance has been used to offset the recognition of any deferred tax assets related to net operating loss carryforwards due to the uncertainty of future realization. The use of any tax loss carry-forward benefits may also be limited as a result of changes in Company ownership.

        --------------------------------------------------------

Fair Value of Financial Instruments - The Company considers all liquid interest-earning investments with a maturity of three months or less at the date of purchase to be cash equivalents. Short-term investments generally mature between three months and six months from the purchase date. All cash and short-term investments are classified as available for sale and are recorded at market using the specific identification method; unrealized gains and losses are reflected in other comprehensive income. Cost approximates market for all classifications of cash and short-term investments.

Net Loss per Common Share - Net loss per share is calculated in accordance with Statement of Financial Accounting Standards No. 128, Earnings Per Share. Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that options are included in the calculation of diluted earnings per share, except when their effect would be anti-dilutive. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

NOTE 2 -CAPITALIZATION
        --------------

In connection with the Company's incorporation on October 2, 2003, the Company entered into an Asset Purchase Agreement to acquire all of the assets and assume all of the liabilities of Mogel Management Group, LLC, ("MMG LLC"). The Company issued 48,000,000 shares of its common stock as consideration for contributions of net assets of $54,347. MMG LLC was formed on July 15, 2003 as a California limited liability company that has common ownership with the Company. MMG LLC has not engaged in any business activities that have produced any revenues and, therefore, is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7.

NOTE 3 - INCOME TAXES
         ------------

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" which requires the liability approach for the effect of income taxes.

The Company has available at December 31, 2003, unused operating loss carryforwards of approximately $39,000, which may be applied against future taxable income and which expire in various years through 2023. If certain substantial changes in the Company's ownership should occur, there could be an annual limitation on the amount of net operating loss carryforward which can be utilized. The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carryforwards, the Company has established a valuation allowance equal to the tax effect of the loss carryforwards, therefore, no deferred tax asset has been recognized for the loss carryforwards. The net deferred tax assets are approximately $14,000 at December 31, 2003, with an offsetting valuation allowance of the same amount as of December 31, 2003.

NOTE 4 - RELATED PARTY TRANSACTIONS
         --------------------------

Notes Payable - During the period from inception, October 2, 2003, through December 31, 2003, the Company paid for certain administrative expenses in the amount of $7,632 on behalf of First Deltavision, Inc., an entity with certain common ownership with the Company. As of December 31, 2003, the Company had an amount receivable of $7,632 from First Deltavision, Inc.

Management Compensation - During the period from inception, October 2, 2003, through December 31, 2003, the Company did not pay any compensation to its officers and directors.

NOTE 5 - COMMITMENTS AND CONTINGENCIES
         -----------------------------

Operating Lease - The Company leases its office space under an operating lease agreement, which expires in January 2006. The Company incurred rent expense of $4,330 for the period from inception, October 2, 2003, through December 31, 2003. The Company's future minimum lease payments under its non-cancelable lease agreement as of December 31, 2003 are as follows:

                      December 31,
                      ------------
                          2004              $ 51,960
                          2005                51,960
                          2006                 4,330
                                            ========
                                            $108,250
                                            ========

Consulting Agreement - In 2003, the Company entered into a certain consulting agreement for investment banking services. The Company has cancelled this agreement and the warrant to purchase approximately 972,000 shares of the Companies common stock, which was included in this consulting agreement.


NOTE 6 - LOSS PER SHARE
         --------------

The following data show the amounts used in computing loss per share for the periods presented:

                                                                              For the Period from
                                                                          Inception (October 2, 2003)
                                                                               December 31, 2003
                                                                          ---------------------------
   Loss from continuing operations available to
     Common shareholders (numerator)                                              $     (40,387)
                                                                                  -------------

   Weighted average number of common shares
     outstanding used in loss per share during the period (denominator)           $  48,000,000

                                                                                  -------------

Dilutive loss per share was not presented, as the Company had no common equivalent shares for all periods presented that would effect the computation of diluted loss per share.

Note 7 - SUBSEQUENT EVENT
         ----------------

On January 1, 2004, the Company entered into a Securities Purchase Agreement and Plan of Reorganization with First Deltavision, Inc., an entity with certain common ownership with the Company. The Company's shareholders agreed to sell all of the outstanding shares of the Company's stock, 48 million shares of common stock, in exchange for promissory notes in the aggregate amount of $60,000. The promissory notes bear interest at 6% per annum and the entire principal and unpaid interest are due on December 31, 2004.